UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On March 19, 2026, Albemarle Corporation (the “Company”), Albemarle Europe Srl, the lenders party thereto and Bank of America, N.A., as administrative agent, entered into the third amendment (the “Third Amendment”) to that certain amended and restated credit agreement dated as of October 28, 2022, as previously amended on February 9, 2024 and October 31, 2024 (the “2022 Credit Agreement”). The Third Amendment modifies the 2022 Credit Agreement by, among other things, (a) extending the maturity date of the 2022 Credit Agreement (the “Maturity Date”) to the later of (i) October 28, 2028 and (ii) one year thereafter, in the event the Maturity Date is extended pursuant to Section 2.15 of the 2022 Credit Agreement, (b) deleting the 0.10% adjustment in respect of the calculation of interest for SOFR-based loans under the 2022 Credit Agreement, and (c) reducing the number of times the Company can request an extension of the Maturity Date under Section 2.15 of the 2022 Credit Agreement from two to one.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
10.1*
Third Amendment to Credit Agreement, dated as of March 19, 2026, among Albemarle Corporation and Albemarle Europe SRL, as borrowers, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Included with this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: March 25, 2026	By:	/s/ Ander C. Krupa
Ander C. Krupa
General Counsel and Corporate Secretary